UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2018

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events

On April 10, 2018, Tenneco Inc., a Delaware corporation (the “Company”), announced that it entered into a Membership Interest Purchase Agreement by and among the Company, Federal-Mogul LLC, a Delaware limited liability company (“Federal-Mogul”), American Entertainment Properties Corp., a Delaware corporation, and Icahn Enterprises L.P., a Delaware limited partnership, regarding the proposed acquisition of Federal-Mogul by the Company (the “Transaction”). The purpose of this Current Report on Form 8-K is to file certain financial statements of Federal-Mogul and certain pro forma financial statements of the Company, each of which is required to be included or incorporated by reference into the proxy statement on Schedule 14A relating to the Transaction and registration statements filed by the Company.

The audited consolidated financial statements of Federal-Mogul and the notes thereto, set forth in Exhibit 99.1 to this Current Report on Form 8-K, replace the audited consolidated financial statements of Federal-Mogul set forth in Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2018.

The unaudited pro forma condensed combined financial statements of the Company and the notes thereto, set forth in Exhibit 99.3 to this Current Report on Form 8-K, replace the unaudited pro forma condensed combined financial statements of the Company set forth in Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on May 9, 2018.

The information as of and for the year ended December 31, 2017 set forth in Exhibits 99.1 and 99.3 of this Current Report on Form 8-K has been recast to reflect the retrospective adoption of Accounting Standard Update 2017-07, Compensation—Retirement Benefits, effective as of January 1, 2018.

Additional Information and Where to Find It

In connection with the proposed transaction between the Company and Federal-Mogul, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. This current report on Form 8-K is not a substitute for the proxy statement or other document(s) that the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FEDERAL-MOGUL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at investors.tenneco.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 500 North Field Drive in Lake Forest, Illinois, 60045 or by calling (847) 482-5162.

Certain Information Regarding Participants

The Company and its respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, and any interest they have in the proposed transaction, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, which was filed with the SEC on May 10, 2018. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at the Company.

No Offer or Solicitations

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(1)	The audited consolidated balance sheets of Federal-Mogul as of December 31, 2017 and 2016 and the consolidated statements of operations, statements of comprehensive income (loss), statements of cash flows and statements of member interest and shareholders’ equity of Federal-Mogul for each of the years ended December 31, 2017, 2016 and 2015 and the notes thereto are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(2)	The unaudited consolidated balance sheets of Federal-Mogul as of March 31, 2018 and December 31, 2017 and the consolidated statements of operations, statements of comprehensive income (loss) and statements of cash flows of Federal-Mogul for each of the three months ended March 31, 2018 and 2017 and the notes thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)	Pro forma financial information.

(1)	The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2018 and unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2018 and the year ended December 31, 2017 and the notes thereto are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP.

99.1	The audited consolidated balance sheets of Federal-Mogul as of December 31, 2017 and 2016 and the consolidated statements of operations, statements of comprehensive income (loss), statements of cash flows and statements of member interest and shareholders’ equity of Federal-Mogul for each of the years ended December 31, 2017, 2016 and 2015 and the notes thereto.

99.2	The unaudited consolidated balance sheets of Federal-Mogul as of March 31, 2018 and December 31, 2017 and the consolidated statements of operations, statements of comprehensive income (loss) and statements of cash flows of Federal-Mogul for each of the three months ended March 31, 2018 and 2017 and the notes thereto.

99.3	The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2018 and unaudited pro forma condensed combined statements of income of the Company for the three months ended March 31, 2018 and the year ended December 31, 2017 and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: June 26, 2018	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary